Exhibit 33.7

Wells Fargo Bank, N.A. Document Custody 1015 10th Avenue Southeast Minneapolis, MN 55414

ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

Management of the Document Custody Section of the Corporate Trust Services division of Wells Fargo Bank, National Association (the “Company”) is responsible for assessing compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission.  Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Platform:
Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of 1934, as amended) residential mortgage-backed securities and commercial mortgage-backed securities issued on or after January 1, 2006 for which the Company provides document custody services, excluding any such securities issued by any agency or instrumentality of the U.S. government (other than the Federal Deposit Insurance Company) or any government sponsored entity (the “Platform”).  Appendix A identifies the individual transactions defined by the Company as constituting the Platform.

Period:  As of and for the twelve months ended December 31, 2012 (the “Period”).

Applicable Servicing Criteria:
The servicing criteria set forth in Item 1122(d)(1)(iv), 1122(d)(4)(i), 1122(d)(4)(ii) and 1122(d)(4)(iii), in regard to the activities performed by the Company with respect to the Platform (the “Applicable Servicing Criteria”).  With respect to the Platform, servicing criterion 1122(d)(4)(iii) is applicable only as it relates to the Company’s obligation to review and maintain the required loan documents related to any additions, removals or substitutions in accordance with the transaction agreements.  Management of the Company has determined that all other servicing criteria set forth in Item 1122(d) are not applicable to the Platform.

With respect to the Platform and the Period, the Company’s management provides the following assertion of compliance with respect to the Applicable Servicing Criteria:

1.  The Company’s management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

2.  The Company’s management has assessed the Company’s compliance with the Applicable Servicing Criteria.  In performing this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3.  The Company has determined with respect to applicable servicing criterion 1122(d)(4)(iii) that there were no activities performed during the Period with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

4.  Based on such assessment as of and for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria.

As discussed in Appendix B, the Company has amended its Assessment of Compliance with the Applicable Servicing Criteria dated February 15, 2013 to include the applicable servicing criterion 1122(d)(4)(iii) and to include certain previously omitted transactions in its Platform.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assertion of compliance with the Applicable Servicing Criteria as of and for the Period.

WELLS FARGO BANK, National Association

By:	/s/ Shari L. Gillund
Shari L. Gillund

Title:	Senior Vice President
Dated:	August 12, 2013

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?	Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?
ABFC FFMLT2006-FFH1			BACM 2006-3	Y
ABFC2006-HE1			BACM 2006-4	Y
ABFC2006-OPT1			BACM 2006-6	Y
ABFC2006-OPT2			BACM 2007-2	Y
ABFC2006-OPT3			BACM 2007-3	Y
ABSC RFC 2007-HE1			BACM 2007-4	Y
ACE2006-ASAP1			BACM 2007-5	Y
ACE2006-ASAP2			BACM 2008-1	Y
ACE2006-ASAP3			BACM 2008-LS1	Y
ACE2006-ASAP4			BAFC 2006-B
ACE2006-ASAP5			BAFC 2006-C
ACE2006-ASAP6			BAFC 2006-E
ACE2006-ASL1			BAMC-ABFC2007-WMC1
ACE2006-CW1			BARC SABR2006-FR1
ACE2006-FM1			BARC SABR2006-OP1
ACE2006-FM2			BARC SABR2006-WM1
ACE2006-GP1			BARC SABR2006-WM2
ACE2006-HE1			BARC SABR2006-WM3
ACE2006-HE2			BARC, BCAP2006-AA2
ACE2006-HE3			BARC, BCAP2007-AA2
ACE2006-HE4			BARC, BCAP2007-AA3
ACE2006-OP1			BARC, SABR2006-FR2
ACE2006-OP2			BARC, SABR2006-FR3
ACE2006-SD1			BARC, SABR2006-FR4
ACE2006-SD2			BARC, SABR2006-HE1
ACE2006-SD3			BARC, SABR2006-HE2
ACE2006-SL1			BARC, SABR2006-NC1
ACE2006-SL2			BARC, SABR2006-WM4
ACE2006-SL3			BARC, SABR2007-BR2
ACE2006-SL4			BARC,BCAP2006-AA1
ACE2007-ASAP1			BARC-SABR2007-BR3
ACE2007-ASAP2			BCAP2007-AA1
ACE2007-ASL1			BCAP2007-AA4
ACE2007-HE1			BCAP2007-AA5
ACE2007-HE2			BCAP2007-AB1
ACE2007-HE3			BoAALT 2006-1
ACE2007-HE4			BoAALT 2006-2
ACE2007-HE5			BoAALT 2006-3
ACE2007-SL1			BoAALT 2006-4
ACE2007-SL2			BoAALT 2006-5
ACE2007-WM1			BoAALT 2006-6
ACE2007-WM2			BoAALT 2006-7
ARMT 2006-3			BoAALT 2006-8
BACM 2006-1	Y		BoAALT 2006-9

Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?	Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?
BOAALT 2007-1			BSALTA 2006-8
BoAALT 2007-2			BSALTA 2007-1
BoAMS 2006-1			BSALTA 2007-2
BoAMS 2006-2			BSALTA 2007-3
BoAMS 2006-3			BSART 2006-1
BoAMS 2006-A			BSART 2006-2
BoAMS 2006-B			BSART 2006-4
BOAMS 2007-1			BSART 2007-1
BoAMS 2007-2			BSART 2007-2
BOAMS 2007-3			BSART 2007-4
BOAMS 2007-4			BSART 2007-5
BSAAT 2007-1			BSMF 2006-AC1
BSABS 2006-2			BSMF 2006-AR1
BSABS 2006-3			BSMF 2006-AR2
BSABS 2006-4			BSMF 2006-AR3
BSABS 2006-AC1			BSMF 2006-AR4
BSABS 2006-AC2			BSMF 2006-AR5
BSABS 2006-AC3			BSMF 2006-SL1		Y
BSABS 2006-AC4			BSMF 2006-SL2		Y
BSABS 2006-AC5			BSMF 2006-SL3
BSABS 2006-IM1			BSMF 2006-SL4
BSABS 2006-SD1		Y	BSMF 2006-SL5
BSABS 2006-SD2		Y	BSMF 2006-SL6
BSABS 2006-SD3			BSMF 2007-AR1
BSABS 2006-SD4			BSMF 2007-AR2
BSABS 2006-ST1			BSMF 2007-AR3
BSABS 2007-1			BSMF 2007-AR4
BSABS 2007-2			BSMF 2007-AR5
BSABS 2007-AC1			BSMF 2007-SL1
BSABS 2007-AC2			BSMF 2007-SL2
BSABS 2007-AC3			BSSLT 2007-1		Y
BSABS 2007-AC4			CARR-2007-FRE1
BSABS 2007-AC5			CARR-2007-RFC1
BSABS 2007-AC6			Carrington 2006-FRE1
BSABS 2007-SD1			Carrington 2006-FRE2
BSABS 2007-SD2			Carrington 2006-OPT1
BSABS 2007-SD3			CCMT 2006-C5	Y
BSALTA 2006-1			CCMT 2008-C7	Y
BSALTA 2006-2			CD 2006-CD2	Y
BSALTA 2006-3			CD 2007-CD4	Y
BSALTA 2006-4			CD 2007-CD5	Y
BSALTA 2006-5			CMLT2006-RFC1
BSALTA 2006-6			CMLTI 2006-HE3
BSALTA 2006-7			CMLTI 2007-AR4

Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?	Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?
CMLTI 2007-AR5			CSMC 2007-3
CMLTI 2007-AR8			CSMC 2007-4
CMLTI 2007-WFHE2			CSMC 2007-6
CMLTI 2007-WFHE3			CSMC 2007-7
CMLTI 2007-WFHE4			DBALT2006-AB1
CMRA, PHH2008-CIM1			DBALT2006-AB2
CMSC 2007-5			DBALT2006-AB3
COBALT 2006-C1	Y		DBALT2006-AB4
COBALT 2007-C2	Y		DBALT2006-AF1
COBALT 2007-C3	Y		DBALT2006-AR1
COMM 2006-C7	Y		DBALT2006-AR2
COMM 2007-C9	Y		DBALT2006-AR3
COMM12-CCRE1	Y		DBALT2006-AR4
COMM12-CCRE2	Y		DBALT2006-AR5
COMM12-CCRE4	Y		DBALT2007-1
COMM12-CCRE5	Y		DBALT2007-2
CSAB 2006-1	Y		DBALT2007-3
CSAB 2006-2			DBALT2007-AB1
CSAB 2006-3			DBALT2007-AR1
CSAB 2006-4			DBALT2007-AR2
CSAB 2007-1			DBALT2007-AR3
CSFB 2006-C1	Y		DBALT2007-BAR1
CSFB 2006-C2	Y		DBALT2007-OA1
CSFB 2006-C3	Y		DBALT2007-OA2
CSFB 2006-C4	Y		DBALT2007-OA3
CSFB 2006-C5	Y		DBALT2007-OA4
CSFB 2007-C1	Y		DBALT2007-OA5
CSFB 2007-C2	Y		DBALT2007-RAMP1
CSFB 2007-C3	Y		DBALTL 2006-AR6
CSFB 2007-C4	Y		DBALTL 2006-OA1
CSFB 2007-C5	Y		DBUBS 11-LC3
CSFB 2008-C1	Y		FASC, 2006-FF16
CSFB ABSC 2006-HE3			FASC, 2006-FF8
CSFB ABSC 2006-HE5			FF 2006-FF1	Y
CSFB ARMT 2006-2			FFML 2006-FF5	Y
CSMC 2006-1			FFML2006-FF2
CSMC 2006-2			FFML2006-FF7
CSMC 2006-3			FFML2006-FF9
CSMC 2006-4			FREM, 2006-A
CSMC 2006-7			FREM, 2006-B
CSMC 2006-8			FREM, 2006-C
CSMC 2006-9			FREM, 2006-D
CSMC 2007-1			FREM, 2006-E
CSMC 2007-2			FSMC, 2006-1

Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?	Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?
FSMC, 2006-2			GSR 2006-AR2
FSMC, 2006-3			GSR 2007-AR1
FSMC, 2007-1			GSR 2007-AR2
GCMI, SV2006-OPT1			GSR 2007-HEL1
GCMI, SV2006-OPT2			HALO 2007-2
GCMI, SV2006-OPT3			HARBORVIEW 2007-2	Y
GCMI, SV2006-OPT4			HASCO 2006-OPT2	Y
GCMI, SV2006-OPT5			HASCO 2006-OPT1	Y
GCMI-HVIEW2007-4			HASCO 2006-OPT3	Y
GCMI-HVIEW2007-7			HASCO 2007-HE2	Y
GCMI-RBSGC2007-B			HASCO 2007-NC1	Y
GCMI-SV2007-OPT1			HASCO 2007-WF1	Y
GCMI-SV2007-OPT2			HASCO2006-OPT4
GCMI-SV2007-OPT3			HASCO2006-WMC1
GCMI-SV2007-OPT4			HEAT 2006-1
GCMI-SV2007-OPT5			HEAT 2006-3
GCMI-SV2007-WMC1			HEAT 2006-4
GECMC 2007-C1	Y		HEAT 2006-5
GMAC 2006-C1	Y		HEAT 2006-6
GNPT 2006-AR1			HEAT 2006-7
GNPT 2006-AR2			HEAT 2006-8
GNPT 2006-AR3			HEAT 2007-1
GS 2006-GG6	Y		HEAT 2007-2
GS 2006-GG8	Y		HEAT 2007-3
GS 2007-GG10	Y		HELT2007-FRE1
GSAA 2006-10			HEMT 2006-1
GSAA 2006-12			HEMT 2006-3
GSAA 2006-14			HEMT 2006-4
GSAA 2006-16			HSBA-FFML2006-FF11
GSAA 2006-18			HSBA-HALO2006-2
GSAA 2006-6			HSBA-HALO2007-1
GSAA 2006-8			HSBA-HALO2007-AR1
GSAA 2007-10			HSBA-HALO2007-AR2
GSAA 2007-4			HSBA-HALO2007-WF1
GSAA 2007-5			HSBA-HASCO2006-HE1
GSAA 2007-6			HSBA-HASCO2006-HE2
GSAA 2007-7			HSBA-HASCO2007-HE1
GSAA 2007-8			HSBA-HASCO2007-OPT1
GSAA 2007-9			JPM CHAS 2006-CIBC16	Y	Y
GSAMP 2006-S3			JPM CHAS 2007-CIBC18	Y	Y
GSMSC 12-GC6	Y		JPM CHAS 2007-CIBC20	Y	Y
GSMSC 12GCJ7	Y		JPM CHASE 2006-LDP6	Y
GSR 2006-5F			JPM CHASE 2007-C1	Y	Y
GSR 2006-AR1			JPM CHASE 2007-LDP10	Y

Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?	Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?
JPMC 12-CIBX	Y		LXS 2007-12N
JPMC 12-LC9	Y		LXS 2007-14H
JPMC 2011-C5	Y		LXS 2007-15N
JPMC 2012-C6	Y		LXS 2007-2N
JPMC 2012-C8	Y		LXS 2007-3
JPMORGAN 2006-LDP7	Y		LXS 2007-4N
LMT 2006-2			LXS 2007-6
LMT 2006-4			LXS 2007-8H
LMT 2006-5			LXS 2007-9
LMT 2006-7			MABS 2007-HE1
LMT 2006-8			MABS 2007-HE2
LMT 2007-10			MALT 2007-HF1
LMT 2007-2			MANA 2007-A1
LMT 2007-4			MANA 2007-A2
LMT 2007-5			MANA 2007-A3
LMT 2007-6			MANA 2007-AF1
LMT 2007-7			MANA 2007-F1
LMT 2007-8			MANA 2007-OAR1
LMT 2007-9			MANA 2007-OAR2
LMT 2008-2			MANA 2007-OAR3
LUMI2007-1			MANA 2007-OAR4
LUMI2007-2			MANA 2007-OAR5
LUMINENT 2006-2	Y		MARM 2007-3
LUMINENT 2006-7	Y		MARM 2007-HF1
LUMINENT2006-3			MARM 2007-HF2
LUMINENT2006-4			MASTR 2007-1
LUMINENT2006-5			MERR OWNIT 2006-2
LUMINENT2006-6			MLCC 2006-1
LXS 2006-01			MLCC 2006-2
LXS 2006-10N			MLCC 2006-3
LXS 2006-11			MLCC 2007-1
LXS 2006-12N			MLCC 2007-2
LXS 2006-13			MLCC 2007-3
LXS 2006-15			MLMBS 2007-1
LXS 2006-17			MLMBS 2007-2
LXS 2006-18N			MLMBS 2007-3
LXS 2006-19			MLMI 2006-A1
LXS 2006-20			MLMI 2006-A2
LXS 2006-3			MLMI 2006-A3
LXS 2006-5			MLMI 2006-A4
LXS 2006-7			MLMI 2006-AF1
LXS 2006-8			MLMI 2006-AF2
LXS 2007-1			MLMI 2006-F1
LXS 2007-11			MLMI 2006-FM1

Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?	Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?
MLMI 2006-HE1			MSCC HEL 2007-1
MLMI 2006-HE2			MSCC-2007-14AR
MLMI 2006-HE3			MSCI 2007-IQ15	Y	Y
MLMI 2006-OPT1			NAAC 2006-AP1	Y
MLMI 2006-RM1			NAAC 2006-AR1	Y
MLMI 2006-SL1			NAAC 2007-2	Y
MLMI 2006-SL2			NAAC2006-AF1
MLMI 2006-WMC1			NAAC2006-AF2
MLMI 2006-WMC2			NAAC2006-AR2
MLMI 2007-HE2			NAAC2006-AR3
MORG2012C5			NAAC2006-WF1
MRGN 2006-HE1			NAAC2007-1
MRGN, 2006-HE2			NAAC2007-3
MRGN, 2006-HE3			NCMC 2008-1
MRGN, 2006-HE4			NewCastle2007-1
MRGN, 2006-HE5			NHEL 2006-FM1	Y
MRGN, 2006-HE6			NHEL2006-FM2
MRGN, 2006-HE7			NHEL2006-HE1
MRGN, 2006-HE8			NHEL2006-HE2
MRGN, 2006-WMC1			NHEL2006-HE3
MRGN, 2006-WMC2			NHEL2006-WF1
MRGN, 2007-HE2			NOMU-NAAC2006-AR4
Mrgn, 2007-HE5			NOMU-NAAC2007-S2
Mrgn, 2007-HE6			NOMU-NHEL2006-AF1
MRGN, 2007-HE7			NOMU-NHEL2007-1
MRGN,2007-1			NOMU-NHEL2007-2
MRGN,2007-HE3			NOMU-NHEL2007-3
MRGN-ELAT2007-1			OOMLT 2006-1
MRGN-ELAT2007-2			OOMLT 2006-2
MRGN-MSSTI2007-1			OOMLT 2006-3
MSBAM 12-C6	Y		OPT1-2007-1
MSC 2006-IQ12	Y	Y	OPT1-2007-2
MSC 2007-HQ11	Y	Y	OPT1-2007-3
MSC 2007-HQ13	Y		OPT1-2007-4
MSCC 11-C3			OPT1-2007-5
MSCC 12-C4			OPT1-2007-6
MSCC 2006-11			OPT1-2007-CP1
MSCC 2006-3AR			OPT1-2007-FXD1
MSCC 2006-5AR			OPT1-2007-FXD2
MSCC 2006-6AR			OPT1-2007-HL1		Y
MSCC 2006-7			PC 2006-1	Y
MSCC 2006-8AR			PHH AM 2007-1
MSCC 2007-12			PHH AM 2007-2
MSCC 2007-13			PHH AM 2007-3

Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?	Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?
PHHMC 2008-CIM2			RFCO 2006-KS2
PRIME 2006-1			RFCO 2006-KS3
PRIME 2006-2			RFCO 2006-KS4
PRIME 2006-CL1			RFCO 2006-KS5
PRIME 2007-1			RFCO 2006-KS6
PRIME 2007-2			RFCO 2006-KS7
PRIME 2007-3			RFCO 2006-KS8
RAAC Series 2006-SP1	Y		RFCO 2006-KS9
Trust			RFCO 2006-NC2
RAAC Series 2006-SP2	Y		RFCO 2006-NC3
Trust			RFCO 2006-QA1
RAAC Series 2006-SP3	Y		RFCO 2006-QA10
Trust			RFCO 2006-QA11
RAAC Series 2006-SP4	Y		RFCO 2006-QA2
RAMP Series 2006-NC1 Trust	Y		RFCO 2006-QA3
RAMP Series 2007-RS2 Trust	Y		RFCO 2006-QA4
Renaissance 2006-1			RFCO 2006-QA5
Renaissance 2006-2			RFCO 2006-QA6
Renaissance 2006-3			RFCO 2006-QA7
Renaissance 2006-4			RFCO 2006-QA8
Renaissance 2007-1			RFCO 2006-QA9
Renaissance 2007-2			RFCO 2006-QH1
Renaissance 2007-3			RFCO 2006-QO1
RFC 2007-QH7			RFCO 2006-QO10
RFC 2007-QS9			RFCO 2006-QO2
RFCO 2006-EFC1			RFCO 2006-QO3
RFCO 2006-EFC2			RFCO 2006-QO4
RFCO 2006-EMX1			RFCO 2006-QO5
RFCO 2006-EMX3			RFCO 2006-QO6
RFCO 2006-EMX4			RFCO 2006-QO7
RFCO 2006-EMX5			RFCO 2006-QO8
RFCO 2006-EMX7			RFCO 2006-QO9
RFCO 2006-EMX8			RFCO 2006-QS1
RFCO 2006-EMX9			RFCO 2006-QS10
RFCO 2006-HI1			RFCO 2006-QS11
RFCO 2006-HI2			RFCO 2006-QS12
RFCO 2006-HI3			RFCO 2006-QS13
RFCO 2006-HI4			RFCO 2006-QS14
RFCO 2006-HI5			RFCO 2006-QS15
RFCO 2006-HSA1			RFCO 2006-QS16
RFCO 2006-HSA2			RFCO 2006-QS17
RFCO 2006-HSA4			RFCO 2006-QS18
RFCO 2006-HSA5			RFCO 2006-QS3
RFCO 2006-KS1			RFCO 2006-QS4

Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?	Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?
RFCO 2006-QS5			RFCO 2007-QH2
RFCO 2006-QS6			RFCO 2007-QH3
RFCO 2006-QS7			RFCO 2007-QH4
RFCO 2006-QS8			RFCO 2007-QH5
RFCO 2006-QS9			RFCO 2007-QH8
RFCO 2006-RS1			RFCO 2007-QH9
RFCO 2006-RS2			RFCO 2007-QO1
RFCO 2006-RS3			RFCO 2007-QO2
RFCO 2006-RS4			RFCO 2007-QO3
RFCO 2006-RS5			RFCO 2007-QO4
RFCO 2006-RS6			RFCO 2007-QO5
RFCO 2006-RZ1			RFCO 2007-QS1
RFCO 2006-RZ2			RFCO 2007-QS10
RFCO 2006-RZ3			RFCO 2007-QS11
RFCO 2006-RZ4			RFCO 2007-QS2
RFCO 2006-RZ5			RFCO 2007-QS3
RFCO 2006-S10			RFCO 2007-QS4
RFCO 2006-S11			RFCO 2007-QS5
RFCO 2006-S12			RFCO 2007-QS6
RFCO 2006-S2			RFCO 2007-QS7
RFCO 2006-S3			RFCO 2007-QS8
RFCO 2006-S4			RFCO 2007-RS1
RFCO 2006-S5			RFCO 2007-RZ1
RFCO 2006-S6			RFCO 2007-S1
RFCO 2006-S7			RFCO 2007-S2
RFCO 2006-S8			RFCO 2007-S3
RFCO 2006-S9			RFCO 2007-S4
RFCO 2006-SA1			RFCO 2007-S5
RFCO 2006-SA2			RFCO 2007-S6
RFCO 2006-SA4			RFCO 2007-S7
RFCO 2007-EMX1			RFCO 2007-S8
RFCO 2007-HI1			RFCO 2007-S9
RFCO 2007-HSA1			RFCO 2007-SA1
RFCO 2007-HSA2			RFCO 2007-SA2
RFCO 2007-HSA3			RFCO 2007-SA3
RFCO 2007-KS1			RFCO 2007-SA4
RFCO 2007-KS2			RFCO 2007-SP1
RFCO 2007-KS4			RFCO 2007-SP2
RFCO 2007-QA1			RFCO 2007-SP3
RFCO 2007-QA2			RFCO2007-QH6
RFCO 2007-QA3			RFMSI Series 2006-S1 Trust	Y
RFCO 2007-QA4			SABR2007-HE1
RFCO 2007-QA5			SACO 2006-10
RFCO 2007-QH1			SACO 2006-2

Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?	Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?
SACO 2006-3			SASCO 2006-3H
SACO 2006-4			SASCO 2006-BC1
SACO 2006-5			SASCO 2006-BC2
SACO 2006-6			SASCO 2006-BC3
SACO 2006-7			SASCO 2006-BC5
SACO 2006-9			SASCO 2006-BC6
SACO 2007-1			SASCO 2006-OPT1		Y
SACO 2007-2			SASCO 2006-WF1		Y
SAIL 2006-1			SASCO 2006-WF2
SAIL 2006-2			SASCO 2006-WF3
SAIL 2006-3			SASCO 2007-BC1
SAIL 2006-4			SASCO 2007-BC2
SAMI 2006-AR1			SASCO 2007-BC3
SAMI 2006-AR2			SASCO 2007-BC4
SAMI 2006-AR3			SASCO 2007-SC1
SAMI 2006-AR4			SASCO 2007-WF1
SAMI 2006-AR5			SASCO 2007-WF2
SAMI 2006-AR8			SASCO TIAA 2007-C4	Y	Y
SAMI 2007-AR1			SEMT 2011-1
SAMI 2007-AR2			SEMT 2011-2
SAMI 2007-AR3			SEMT 2012-1
SAMI 2007-AR4			SEMT 2012-2
SAMI 2007-AR5			SEMT 2012-3
SAMI 2007-AR6			SEMT 2012-4
SAMI 2007-AR7			SEMT 2012-5
SARM 2006-1			SEMT 2012-6
SARM 2006-11			SGMF 2006-FRE1
SARM 2006-12			SGMF 2006-OPT2
SARM 2006-2			SGMS 2006-FRE2
SARM 2006-3			SMTS 2006-1
SARM 2006-4			SMTS 2007-1
SARM 2006-5			SMTS 2007-2
SARM 2006-6			SMTS 2007-3
SARM 2006-7			SMTS 2007-4
SARM 2006-8			SMTS 2010-H1
SARM 2007-10			SQALT 2006-1
SARM 2007-11			STARM 2007-2
SARM 2007-3			STARM 2007-3
SARM 2007-4			UBS MABS 2006-AB1
SARM 2007-5			UBS MABS 2006-FRE1
SARM 2007-6			UBS MABS 2006-HE1
SARM 2007-7			UBS MABS 2006-HE2
SARM 2007-8			UBS MABS 2006-HE3
SARM 2007-9			UBS MABS 2006-HE4

Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?	Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?
UBS MABS 2006-HE5			WFMBS 2006-1
UBS MABS 2006-WMC1			WFMBS 2006-10
UBS MABS 2006-WMC2			WFMBS 2006-11
UBS MABS 2006-WMC3			WFMBS 2006-12
UBS MABS 2006-WMC4			WFMBS 2006-13
UBS MABS 2007-WMC1			WFMBS 2006-14
UBS MALT 2006-1			WFMBS 2006-15
UBS MALT 2006-2			WFMBS 2006-16
UBS MALT 2006-3			WFMBS 2006-17
UBS MALT 2007-1			WFMBS 2006-18
UBS MARM 2006-2			WFMBS 2006-19
UBS MARM 2006-OA1			WFMBS 2006-2
UBS MARM 2006-OA2			WFMBS 2006-20
UBS MARM 2007-1			WFMBS 2006-3
UBS MARM 2007-2			WFMBS 2006-4
UBS MASL 2006-1			WFMBS 2006-5
UBS MASTR 2006-1			WFMBS 2006-6
UBS MASTR 2006-2			WFMBS 2006-7
UBS MASTR 2006-3			WFMBS 2006-8
WACHOVIA 2006-C23	Y		WFMBS 2006-9
WACHOVIA 2006-C25	Y		WFMBS 2006-AR1
WACHOVIA 2006-C26	Y		WFMBS 2006-AR10
WACHOVIA 2006-C27	Y		WFMBS 2006-AR11
WACHOVIA 2006-C28	Y		WFMBS 2006-AR12
WACHOVIA 2006-C29	Y		WFMBS 2006-AR13
WACHOVIA 2007-30	Y		WFMBS 2006-AR14
WACHOVIA 2007-C31	Y		WFMBS 2006-AR15
WACHOVIA 2007-C32	Y		WFMBS 2006-AR16
WACHOVIA 2007-C33	Y		WFMBS 2006-AR17
WACHOVIA 2007-C34	Y		WFMBS 2006-AR18
WFALT 2007-AR5			WFMBS 2006-AR19
WFALT 2007-PA1			WFMBS 2006-AR2
WFALT 2007-PA2			WFMBS 2006-AR3
WFALT 2007-PA3			WFMBS 2006-AR4
WFALT 2007-PA4			WFMBS 2006-AR5
WFALT 2007-PA5			WFMBS 2006-AR6
WFALT 2007-PA6			WFMBS 2006-AR7
WFCM 12-LC5	Y	Y	WFMBS 2006-AR8
WFHET 2006-1			WFMBS 2007-1
WFHET 2006-2			WFMBS 2007-10
WFHET 2006-3			WFMBS 2007-11
WFHET 2007-1			WFMBS 2007-12
WFHET 2007-2			WFMBS 2007-13
WFHM 2007-M04			WFMBS 2007-14

Platform Transactions	Previously Omitted Transaction?	Subject to 1122(d)(4)(iii)?
WFMBS 2007-15
WFMBS 2007-16
WFMBS 2007-17
WFMBS 2007-2
WFMBS 2007-3
WFMBS 2007-4
WFMBS 2007-5
WFMBS 2007-6
WFMBS 2007-7
WFMBS 2007-8
WFMBS 2007-9
WFMBS 2007-AR10
WFMBS 2007-AR3
WFMBS 2007-AR4
WFMBS 2007-AR5
WFMBS 2007-AR6
WFMBS 2007-AR7
WFMBS 2007-AR8
WFMBS 2007-AR9
WFMBS 2008-1
WFMBS 2008-AR1
WFMBS 2008-AR2
WFRBS 11-C5		Y
WFRBS 12-C10	Y	Y
WFRBS 12-C6	Y	Y
WFRBS 12-C7	Y	Y
WFRBS 12-C8	Y	Y
WFRBS 12-C9	Y	Y
WMC-2006-1

Appendix B to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

The Company has amended its assessment of compliance dated February 15, 2013 to include the applicable servicing criteria 1122(d)(4)(iii) and to include certain previously omitted transactions in its Platform.

The assessment herein has been amended to reflect the performance by the Company of the Securities and Exchange Commission’s Regulation AB Item 1122(d)(4)(iii) for the Period.  Although this criterion was previously deemed “not applicable” for the Period, the Company has determined that it is in fact applicable to the activities it performs with respect to the Platform, but there were no occurrences of events with respect to such criterion during the Period; and thus the assessment herein corrects the reporting of such performance.  The transactions to which criterion 1122(d)(4)(iii) apply are identified in Appendix A.

The assessment herein has been corrected to reflect the inclusion of certain previously omitted transactions in the Platform.  Based on the definition of the Platform, such previously omitted transactions and securities have been identified by management as part of the Platform.  The assessment herein includes the listing of the transactions and securities in Appendix A which were subject to the Company’s assessment that it complied in all material respects with the Applicable Servicing Criteria.  The previously omitted transactions have been identified in Appendix A.